                                                                   EXHIBIT 10.44

                                 AMENDMENT NO. 1
                      TO BRIDGE LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 (the "Amendment") to the BRIDGE LOAN AND SECURITY AGREEMENT dated as of June 14, 2000 (the "Bridge Loan Agreement"; capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Bridge Loan Agreement), between ELTRAX SYSTEMS, INC., a Minnesota corporation ("Borrower"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Lender"), is made as of the 23rd day of June, 2000 by and between Borrower and Lender.

                              W I T N E S S E T H:

         WHEREAS, Borrower and Lender have entered into the Bridge Loan Agreement; and

         WHEREAS, Borrower and Lender each desire to amend the Bridge Loan Agreement to provide that Borrower may from time to time borrow from Lender, and Lender shall from time to time lend to Borrower, up to an aggregate of $5,000,000.00 ($2,000,000.00 of which has been previously funded and $2,000,000.00 of which will be funded on the date hereof), in accordance with the terms of the Bridge Loan Agreement and the Loan Documents;

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO DEFINITION OF BRIDGE LOAN NOTE. The definition of "Bridge Loan Note" set forth in Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Bridge Loan Note" shall mean Borrower's Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note, dated as of June 23, 2000, in the aggregate principal amount of $5,000,000.00, a form of which is attached hereto as Exhibit A and incorporated herein by this reference, made by Borrower to the order of Lender and delivered to Lender pursuant to Section 3.1 hereof."

         SECTION 2. AMENDMENT TO DEFINITION OF REGISTRATION RIGHTS AGREEMENT. The definition of "Registration Rights Agreement" set forth in Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement between Borrower and Lender, dated as of June 23, 2000, a form of which is attached hereto as Exhibit B and incorporated herein by this reference, pursuant to which Borrower agrees to register the shares of Borrower Common Stock underlying the Bridge Loan



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Note and the Warrant Agreement."


         SECTION 3. AMENDMENT TO DEFINITION OF SUBORDINATION AGREEMENT. The definition of "Subordination Agreement" set forth in Article I of the Bridge Loan Agreement is hereby amended and restated in its entirety as follows:

         "Subordination Agreement" shall mean the Subordination Agreement among Borrower, Lender and Agent, dated as of June 14, 2000, a form of which is attached hereto as Exhibit C and incorporated herein by this reference, as the same shall be amended from time to time, pursuant to which Lender has agreed to subordinate its security interest in the Collateral to the security interest Borrower has previously granted to Agent."

         SECTION 4. AMENDMENT TO SECTION 2.1(A) OF THE BRIDGE LOAN AGREEMENT.
Section 2.1(a) of the Bridge Loan Agreement is hereby amended by deleting
Section 2.1(a) of the Bridge Loan Agreement in its entirety and substituting the following in lieu thereof:

              "(a) Amount. Lender agrees, from the Closing Date until the Maturity Date described in Section 2.1(d) below, and upon the terms and conditions herein set forth, to make from time to time, at the request of Borrower, a loan or series of loans to Borrower in the aggregate principal amount of up to Five Million Dollars ($5,000,000.00) (the "Loan," and the aggregate amount of all such Loan outstanding from time to time, the "Loan Amount"). Borrower shall repay all outstanding principal under the Loan on the Maturity Date, or such earlier date if the Loan is prepaid or if the Loan is accelerated in accordance herewith. Amounts borrowed pursuant to this Section
2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time prior to the Maturity Date."

         SECTION 5. AMENDMENT TO SECTION 2.1(C) OF THE BRIDGE LOAN AGREEMENT.
Section 2.1(c) of the Bridge Loan Agreement is hereby amended by deleting
Section 2.1(c) of the Bridge Loan Agreement in its entirety and substituting the following in lieu thereof:

              "(a) Bridge Loan Note. The obligation of Borrower to repay the Loan shall be evidenced by the Bridge Loan Note for the principal sum of $5,000,000.00, or such Loan Amount as shall be outstanding hereunder from time to time, with interest as therein provided. Absent manifest error, Lender's records with respect to the Loan and the aggregate outstanding Loan Amount shall be conclusive as to amounts owed Lender under the Bridge Loan Note and this Agreement."

         SECTION 6. AMENDED AND RESTATED EXHIBITS TO BRIDGE LOAN AGREEMENT. The parties hereto agree to amend the Bridge Loan Agreement by deleting Exhibit A, Exhibit B, Exhibit C and Exhibit D thereto in their entirety and substituting therefor the documents attached to this Amendment as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, each incorporated herein by this reference. To the extent the terms and conditions of this Amendment and the Exhibits attached hereto alter or vary the terms and conditions of the Bridge Loan Note, the Registration Rights Agreement, the Subordination Agreement and the Warrant Agreement,



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the parties hereto agree that the terms and conditions of this Amendment and the
Exhibits attached hereto shall be deemed to have modified, amended and superseded the terms and conditions of the Bridge Loan Note, the Registration Rights Agreement, the Subordination Agreement and the Warrant Agreement, notwithstanding any terms or conditions therein to the contrary.

         SECTION 7. EFFECT ON BRIDGE LOAN AGREEMENT. Except as otherwise specifically provided herein, the Bridge Loan Agreement shall not be amended but shall remain in full force and effect.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. Borrower and Lender each represent and warrant that no interest in the Bridge Loan Agreement or any of the Loan Documents has been sold, hypothecated, assigned or otherwise transferred. Borrower and Lender each further represent and warrant that there are no defaults under the Bridge Loan Agreement and the Loan Documents as of the date hereof.

         SECTION 9. BINDING EFFECT; HEADINGS. The covenants contained herein shall bind, and the benefits hereof shall inure to, the respective successors and permitted assigns of the parties hereto. The Section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

         SECTION 10. GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without giving effect to any principles of conflicts of laws.

         SECTION 11. COUNTERPARTS. This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile.

                             [Signatures Next Page]



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         IN WITNESS WHEREOF, Borrower and Lender have each caused this Amendment
No. 1 to Bridge Loan and Security Agreement to be executed and delivered by its duly authorized officer as of June 23, 2000.


                                        ELTRAX SYSTEMS, INC.


                                        By: /S/ William A. Fielder, III
                                           -------------------------------------

                                            Its: Chief Financial Officer
                                                --------------------------------


                                        CEREUS TECHNOLOGY PARTNERS, INC.


                                        By: /S/ Juliet M. Reising
                                           -------------------------------------

                                            Its: Executive Vice President and
                                                 Chief Financial Officer




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         EXHIBIT A

--------------------------------------------------------------------------------
THIS PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS PROMISSORY NOTE, NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF UNLESS (I) REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN FULL COMPLIANCE WITH THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (II) PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (III) UNLESS ELTRAX SYSTEMS, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES, REASONABLY SATISFACTORY TO ELTRAX SYSTEMS, INC., STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER MANNER OF TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAW.

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO INDEBTEDNESS OWING FROM MAKER AND CERTAIN OTHER BORROWERS TO VARIOUS LENDERS AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR SUCH LENDERS (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, "AGENT"), PURSUANT TO A SUBORDINATION AGREEMENT DATED JUNE 14, 2000 AMONG MAKER, HOLDER AND AGENT, AS THE SAME SHALL BE AMENDED FROM TIME TO TIME.
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
             NON-NEGOTIABLE SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$5,000,000.00                                                      June 23, 2000
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, ELTRAX SYSTEMS, INC., a Minnesota corporation ("Maker"), promises to pay to the order of CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (together with any permitted assignee, the "Holder"), at Holder's principal offices located at 1000 Abernathy Road, Suite 1000, Atlanta, Georgia 30328, or at such other address as Holder may from time to time designate in writing, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or, if less, the unpaid aggregate principal amount of all loans made from time to time hereunder, together with



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interest thereon as provided herein, in such coin or currency of the United
States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note (the "Note") amends and restates that certain $2,000,000.00 Non-Negotiable Subordinated Convertible Promissory Note dated June 14, 2000 made by Maker in favor of Holder.

         All capitalized terms used herein shall have the meanings ascribed to such terms in that certain Bridge Loan and Security Agreement by and between Maker (as Borrower thereunder) and Holder (as Lender thereunder) dated as of June 14, 2000, as amended by Amendment No. 1 thereto dated as of June 23, 2000, as the same may be further amended (as so amended, the "Loan Agreement"), except to the extent that such capitalized terms are otherwise defined or limited herein.

         The aggregate then-current Loan Amount of the Loan loaned and borrowed pursuant to the Loan Agreement shall be paid as provided in Section 2.1(d) of the Loan Agreement.

         Maker may repay all or any portion of the Loan Amount outstanding hereunder in full or in part at any time prior to the Maturity Date, without penalty or premium, in the manner set forth in the Loan Agreement.

         All amounts of principal outstanding hereunder shall bear interest at a rate equal to the Bridge Loan Interest Rate, which shall accrue and be payable in accordance with the terms of Section 2.1 of the Loan Agreement. Unpaid interest hereunder shall not bear interest. The entire principal balance hereof, and all interest accrued and unpaid thereon, shall be due and payable in full on the Maturity Date, except as otherwise set forth in Section 2.1(d) of the Loan Agreement. The provisions of Article II of the Loan Agreement are hereby incorporated herein by this reference.

         1. CONVERSION. Holder shall have the right, at Holder's option at any time prior to or after the Maturity Date, to convert the then outstanding Loan Amount in whole (but not in part) into that number of fully paid and non-assessable shares of Borrower Common Stock determined by multiplying (i)
1.15 by (ii) a fraction, the numerator of which shall be the outstanding Loan Amount on the date of conversion and the denominator of which shall be $7.5631 (the "Initial Conversion Price").

              1.1  CONVERSION PROCEDURE

                        1.1.1 Notice of Conversion. To effect the conversion of this Note into shares of Borrower Common Stock, Holder shall give written notice by hand or by overnight mail, or by mail, postage prepaid, to Maker at its address designated in Section 8 below, of the election to convert this Note pursuant to this Section 1.1. Holder shall surrender this Note contemporaneous with such notice. Such notice shall state therein the


--------------------
(1) The Initial Conversion Price shall be the per share closing price for the Borrower Common Stock on the day immediately prior to the date that Maker and Holder publicly announce the transactions contemplated by the Merger Agreement.



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         name or names (which shall be the names of the Holders) in which the certificate or certificates for shares of Borrower Common Stock are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date (which shall be the date of conversion) on which Maker actually receives such notice and this Note, and the Person or Persons entitled to receive the shares of Borrower Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Borrower Common Stock as of such date.

                        1.1.2 Delivery of Stock Certificate. As promptly as practicable after the date of conversion of this Note, but in no event later than five (5) Business Days after receipt thereof, Maker, at its expense, will issue and deliver to Holder a certificate or certificates for the number of full shares of Borrower Common Stock issuable upon such conversion.

                        1.1.3 Fractional Shares. No fractional shares of Borrower Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to Holder upon the conversion of this Note, Maker shall issue a check payable to Holder for an amount equal to the fractional share times the Initial Conversion Price.

                        1.1.4 Transfer Taxes. Maker shall pay all taxes which may be payable in respect of the issuance of any shares of Borrower Common Stock deliverable upon conversion of this Note, except that Maker shall not be required to pay any tax imposed in connection with any transfer involving the issuance of a certificate for shares of Borrower Common Stock in any name other than that of the original Holder of this Note; and in such case, Maker shall not be required to deliver any certificate representing the shares of Borrower Common Stock purchased upon conversion until such tax shall have been paid, or it has been established to Maker's satisfaction that no tax is due.

             1.2 ADJUSTMENTS. The number of shares of Borrower Common Stock which may be received upon the conversion of this Note shall be subject to change or adjustment from time to time as follows:

                        1.2.1 Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case Maker shall (i) pay a dividend or make any other distribution with respect to the Borrower Common Stock in shares of its capital stock, (ii) subdivide its outstanding Borrower Common Stock, (iii) combine its outstanding Borrower Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Borrower Common Stock (including any such reclassification in connection with a merger (other than the transactions contemplated by the Merger Agreement), consolidation or other business combination in which Maker is the continuing corporation), then the number of shares of Borrower Common Stock issuable upon conversion of this Note (assuming it had been converted immediately prior to the record date for each such dividend or distribution or the effective date of each such subdivision or combination) shall be adjusted so that Holder shall thereafter be entitled after the



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         completion of each such event to receive the kind and number of shares of Borrower Common Stock or other securities of Maker that Holder would have owned or have been entitled to receive after the happening of each such event had this Note been converted immediately prior to the happening of each such event or any record date with respect thereto. Each adjustment made pursuant to this Section 1.2.1 shall become effective immediately after the effective date of the applicable event retroactive to the record date, if any, for such event.

                        1.2.2 Rights; Options; Warrants. If the Merger Agreement shall be terminated pursuant to Section 8.1 thereof, and, at the time of such termination, Holder shall be entitled to receive a termination fee under Section 8.5 thereof, and if Maker shall at any time thereafter issue rights, options, warrants or convertible or exchangeable securities (other than a transaction subject to Section
         1.2.1 hereof) to all holders of the Borrower Common Stock, entitling them to subscribe for or purchase Borrower Common Stock at a price per share that is lower (at the record date for such issuance) than the Initial Conversion Price, then the number of shares of Borrower Common Stock thereafter issuable upon conversion of this Note shall be determined by adding the number of shares of Borrower Common Stock theretofore issuable upon conversion of this Note to the product of (a) the Cheap Stock Issued (as hereinafter defined), multiplied by (b) the Ownership Ratio (as hereinafter defined). Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities. For purposes of this Section 1.2.2, the term
         (x) "Cheap Stock Issued" shall be the number of additional shares of Borrower Common Stock offered by Maker for subscription or purchase as described above, minus the number of shares of Borrower Common Stock that the aggregate offering price of the total number of shares of Borrower Common Stock so offered would purchase at the Initial Conversion Price; and (y) "Ownership Ratio" shall be a fraction, the numerator of which shall be the number of shares of Borrower Common Stock theretofore issuable upon conversion of this Note, and the denominator of which shall be the shares of Borrower Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities, plus the number of shares of Borrower Common Stock theretofore issuable upon the conversion of this Note. Upon the expiration or termination of such rights, options, warrants or convertible or exchangeable securities the issuance of which triggered the adjustments referred to in this Section
         1.2.2 prior to any exercise thereof, the number of shares of Borrower Common Stock into which this Note shall be converted shall forthwith be readjusted to the number of shares of Borrower Common Stock that would have been issuable had such expired or terminated rights, options, warrants or convertible or exchangeable securities not been issued by Maker.

                        1.2.3 Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case Maker shall fix a record date for the making of a distribution to all holders of shares of the Borrower Common Stock of evidences of indebtedness of Maker, assets (other than cash dividends payable out of retained earnings or securities (excluding




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         those referred to in Sections 1.2.1 and 1.2.2 hereof) (any such evidences of indebtedness, assets, or securities being referred to in this Section 1.2.3 as the "assets or securities"), then in each case Holder, upon the conversion of this Note, shall be entitled to receive in addition to the shares of Borrower Common Stock issuable upon conversion of this Note, (a) the assets or securities to which Holder would have been entitled as a holder of Borrower Common Stock if Holder had converted this Note immediately prior to the record date for such distribution, and (b) any interest or distributions on the assets or securities distributed from the distribution date to the date of exercise. At the time of any such distribution, Maker shall either (x) deposit the assets or securities payable to Holder pursuant hereto in trust for Holder with an eligible institution (as hereinafter defined) with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for Holder, or (y) distribute to Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this clause (y), the provisions of this Section 1.2.3 shall no longer apply to such event. Such election shall be made by Maker by giving written notice thereof to Holder. For purposes of this Section 1.2.3, the term "eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority.

                        1.2.4 Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of Maker (other than a subdivision or combination of the outstanding Common Stock, a change in the par value of the Common Stock or a transaction subject to Sections 1.2.1, 1.2.2 or 1.2.3 hereof) or in the event of any consolidation or merger of Maker with or into another corporation (other than the transactions contemplated by the Merger Agreement, a merger in which Maker is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of the class issuable upon conversion of this Note or a transaction subject to Sections 1.2.1, 1.2.2 or 1.2.3 hereof) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of Maker as an entirety or substantially as an entirety, in each case as a result of which the holders of Borrower Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Borrower Common Stock, then Maker shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of Maker hereunder, and Holder shall have the right thereafter, by converting this Note, to receive the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Borrower Common Stock that might have been received upon conversion of this Note immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or



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         conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions of this
         Section 1.2.4 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Borrower Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances of the nature and type described in the first sentence hereof. In the event that in connection with any such capital reorganization, reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Borrower Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of Maker other than Borrower Common Stock, any such issue shall be treated as an issue of Borrower Common Stock covered by the provisions of Section 1.2.1 hereof.

                        1.2.5 De Minimis Adjustments. Except as provided in
         Section 1.2.6 hereof with reference to adjustments required by such
         Section 1.2.6, no adjustment in the number of shares of Borrower Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Borrower Common Stock issuable upon the conversion of this Note; provided, however, that any adjustments which by reason of this Section 1.2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                        1.2.6 Adjustments. In case Maker after the date hereof shall take any action affecting the shares of Borrower Common Stock into which this Note may be converted, other than any action described in Sections 1.2.1, 1.2.2, 1.2.3 or 1.2.4 hereof, which Maker's Board of Directors, acting in the good faith exercise of its reasonable judgment, determines would have a material adverse effect on the rights of Holder, then the conversion price, the number of shares of Borrower Common Stock into which this Note may be converted and/or the character of the securities receivable upon conversion of this Note may be adjusted in such manner, if any, and at such time, by action of the directors, acting in the good faith exercise of their reasonable judgment, subject to obtaining all necessary approvals to such adjustment, including, without limitation, any necessary approvals of any stock exchange or over-the-counter market on which securities of Maker are then listed or quoted.

                        1.2.7 Notice of Adjustment. Whenever the number of shares of Borrower Common Stock or other stock or property issuable upon the conversion of this Note is adjusted, as herein provided, Maker shall promptly notify Holder of such adjustment or adjustments.

              1.3 CONVERSION SHARES SUBJECT TO REGISTRATION RIGHTS. Maker and Holder agree that the shares of Borrower Common Stock and other securities (as the case may be) receivable upon the conversion of this Note shall be "Registrable Stock" as defined in that certain Amended and Restated Registration Rights Agreement between the Company and the Holder dated as of June 23, 2000 and shall be subject to the terms and conditions thereof.


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

         2. NOTICES OF RECORD DATE, ETC. In the event of (a) any taking by Maker of a record of the holders of any class of securities of Maker for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;
(b) any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker or any transfer of all or substantially all of the assets of Maker to any other person or any consolidation or any merger involving Maker (other than the transactions contemplated by the Merger Agreement); or (c) any voluntary or involuntary dissolution, liquidation or winding-up of Maker, Maker will, but only to the extent that such information is disclosed to Maker's shareholders, and then contemporaneous therewith, mail to Holder a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

         3. SHARES RESERVED FOR ISSUANCE. Maker shall at all times reserve and keep available out of its authorized but unissued shares of Borrower Common Stock solely for the purpose of effecting the conversion of this Note such number of shares of Borrower Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Borrower Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder of this Note, Maker will use its best efforts to take such corporate actions as may be necessary to increase its authorized but unissued shares of Borrower Common Stock to such number of shares as shall be sufficient for such purposes.

         4. EVENTS OF DEFAULT. If an Event of Default occurs and is continuing, then, at Holder's option, Holder may (subject to the terms of the Subordination Agreement) declare the entire principal amount outstanding hereunder, together with all accrued and unpaid interest thereon, immediately due and payable and pursue such remedies as are provided in the Loan Agreement. The rights, remedies, powers and privileges provided for herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        5. SUBORDINATION. Maker and Holder each acknowledges and agrees that the payment of the principal and interest (including, without limitation, post-petition interest, whether or not a claim for such post-petition interest is allowed in the related bankruptcy proceeding) hereunder and any and all other obligations and liabilities now or at any time or times hereafter owing by Maker or any subsidiary of Maker to Holder or any other person under or in respect of, and all of Holder's rights under or in respect of, this Note and any amendments, modifications, extensions, renewals, refinancings and replacements hereof (including, without limitation, obligations and liabilities in respect of expenses, costs, indemnities, conversions, redemptions and special contingent payments), together with any and all guaranties, collateral and other security, if any, for the payment thereof, are subordinated in all respects pursuant to, and are subject to, the terms of the Subordination Agreement.

         6. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified, but only upon the written consent of Maker and Holder.

         7. TRANSFERS PROHIBITED WITHOUT CONSENT. Except for Permitted Transfers (as defined below), this Note shall not be transferable, negotiable or assignable otherwise than by the operation of law without the prior written consent of Maker, and any purported transfer, negotiation or assignment of this Note without the prior written consent of Maker shall be void and of no force or effect. The term "Permitted Transfers" shall mean transfers between Holder and its Subsidiaries.

         8. NOTICES. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and sent or delivered in one of the manners expressly contemplated in this Section
8. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:


                    (a)  If to Maker:

                    Eltrax Systems, Inc.
                    400 Galleria Parkway, Suite 300
                    Atlanta, Georgia 30339
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (678) 589-3570

                    with a required copy to:

                    Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                    Suite 2400
                    Detroit, Michigan  48226
                    Attention:  William E. Sider, Esq.
                    Telecopier No.:  (313) 961-8358

                    (B)  IF TO HOLDER:

                    Cereus Technology Partners, Inc.
                    1000 Abernathy Road
                    Suite 1000
                    Atlanta, Georgia 30328
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (770) 668-9095

                    WITH A REQUIRED COPY TO:

                    Rogers & Hardin LLP
                    229 Peachtree Street, N.E.
                    2700 International Tower
                    Atlanta, Georgia  30303
                    Attn:  Steven E. Fox, Esq.
                    Telecopier No.:  (404) 525-2224

         Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

         9. NO SHAREHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or, except as set forth in Section 2 hereof, to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of Maker or any other matters or any rights whatsoever as a shareholder of Maker; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the shares of Borrower Common Stock obtainable hereunder until, and only to the extent that, this Note shall have been converted as provided herein.

         10. HEADING; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

         11. WAIVER. No waiver by Holder of any default shall be effective unless in writing, nor shall it operate as a waiver of any other default or of the same default on a future occasion. No delay or omission by Holder in exercising any of its rights, remedies, powers and privileges hereunder or at law and no course of dealing between Holder and Maker or any other person shall be deemed a waiver by Holder of any of such rights, remedies, powers and privileges even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Holder or the exercise of any other right, remedy, power or privilege by Holder. Maker waives demand, presentment, protest, notice of protest and notice of dishonor.

         12. ATTORNEYS' FEES. If this Note is placed in the hands of any attorney for collection, or if collected by suit or through any bankruptcy or other legal proceedings, Maker hereby agrees to pay all expenses incurred reasonably by the Holder of this Note, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

         13. SEVERABILITY. Each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         14. SUCCESSORS AND ASSIGNS. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.

         15. GOVERNING LAW. This Note in all respects shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of laws. This Note may not be changed orally, but only by an instrument in writing executed by Maker and Holder.

                             [Signatures Next Page]

         IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note to be executed and delivered by their respective duly authorized officers as of June 23, 2000.

                                            ELTRAX SYSTEMS, INC.


                                            By:
                                               ---------------------------------


                                            CEREUS TECHNOLOGY PARTNERS, INC.


                                            By:

                                               Its:

                                                                       EXHIBIT B

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 23, 2000, by and between ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Company"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investor have entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000, as amended by Amendment No. 1 thereto dated as of June 23, 2000 (as so amended, the "Loan Agreement;" capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement), providing, among other things, for the loan by the Investor of up to $5,000,000 in cash pursuant to the terms of the Bridge Loan Note which is attached as Exhibit A to the Loan Agreement and which, under certain circumstances, may be converted into shares the Company's common stock, par value $.01 per share (the "Common Stock");
         WHEREAS, the Loan Agreement further provides that, if that certain Agreement and Plan of Merger dated as of June 12, 2000 by and among the Company, Solemn Acquisition Corporation and the Investor, as the same may be amended (the "Merger Agreement") is terminated by the Investor under certain circumstances, the Company will deliver to the Investor warrants to purchase shares of the Common Stock pursuant to the terms and conditions of the Warrant Agreement which is attached as Exhibit D to the Loan Agreement;
         WHEREAS, the Company desires to grant to the Investor registration rights with respect to the shares of Common Stock into which the Bridge Loan Note may be converted and for which the Warrant Agreement may be exercised, and the Investor desires to receive such registration rights, all in accordance with the terms of this Agreement; and
         WHEREAS, this Amended and Restated Registration Rights Agreement (a) amends and restates that certain Registration Rights Agreement dated as of June 14, 2000 between the Company and the Investor, and (b) is the Registration Rights Agreement referred to in the Loan Agreement, and the execution and delivery of this Agreement by the Company and the Investor is a condition to the closing of the transactions contemplated by the Loan Agreement;
         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. REGISTRABLE STOCK. For purposes of this Agreement, the term "Registrable Stock" means all Common Stock into which the Bridge Loan Note has been converted and for which the Warrant Agreement has been exercised, and any Common Stock and other securities of the Company that may have been issued to the Investor pursuant to the provisions of Section 1.2 of the Bridge Loan Note and Sections 7 and 8 of the Warrant Agreement.

         2.       DEMAND AND FORM S-3 REGISTRATIONS.

                  2A.      REQUEST FOR REGISTRATION.

                           (i)      At any time and from time to time for the
period (the "Demand Period") that is one (1) year after the later to occur of
(x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant is exercised, the Investor may request an underwritten registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part (but not less than 100,000 shares) of its Registrable Stock (the "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for the Demand Registration shall specify the approximate number of shares of Registrable Stock requested to be registered (but not less than a majority of the total number of shares of Registrable Stock then outstanding).

                           (ii)     Subject to subsection (i) above and
paragraph 2F, the Investor will be entitled to request one (1) Demand Registration at any time during the Demand Period.

                           (iii)    A  registration will not count as the
Demand Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                           (iv)     The Company will not include in any Demand
Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s) of the offering to be effected pursuant to the Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  2B.      REGISTRATIONS ON FORM S-3. The Company shall use
commercially reasonable efforts to qualify for registration of its securities on Form S-3 or any comparable or successor form or forms ("Form S-3"). After the Company has so qualified, in addition to the rights set forth in paragraph 2A hereof, at any time and from time to time (but subject to the proviso in paragraph 2B(i) hereof) for the period that is one (1) year after the later to occur of (x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant Agreement is exercised, the Investor may make a Registration Request for registration of not less than 100,000 shares of the Registrable Stock on Form S-3 (the "S-3 Registration"). Such Registration Request shall be in writing and shall state the number of shares of Registrable Stock proposed to be disposed of and the intended method of distribution of such shares by the Investor.

                           (i)      The Investor will be entitled to require the
Company to file two (2) registration statements on Form S-3; provided, however, that the Investor may not require the

Company to file a registration statement on Form S-3 more than once during any calendar year.

                      (ii) A registration will not count as the S-3 Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                      (iii) The Company will not include in the S-3 Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s), if any, of the offering to be effected pursuant to an S-3 Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  2C. SELECTION OF UNDERWRITER. The Investor or the holders of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, will have the right to select the managing underwriter or underwriters to manage the offering, subject to the Company's approval, which will not be unreasonably withheld, provided that the managing underwriter or underwriters shall be the firm or firms that managed the Company's most recently completed underwritten public offering of Common Stock unless the Investor or the holders of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering, and the Company may consent to the selection of such other managing underwriter or underwriters in such event.

                  2D. DELAYED REGISTRATIONS. Notwithstanding anything in this
Section 2 to the contrary, the Company may delay any Demand Registration or S-3 Registration for a period of not more than sixty (60) days from the date a Registration Request is made upon certification by an executive officer of the Company that such registration might (i) materially interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that would not be in the best interests of the Company and its shareholders.

                  2F. TERMINATION OF REGISTRATION RIGHTS. The Investor's right to request a Demand Registration, S-3 Registration or Piggyback Registration (as hereinafter defined) shall terminate at such time as the Investor can sell all of the Registrable Stock in accordance with Rule 144(k) under the Securities Act.

         3.       PIGGYBACK REGISTRATIONS.

                  3A. RIGHT TO PIGGYBACK. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to the Demand Registration, an S-3 Registration, a registration on Form S-4, a registration solely in connection with an employee benefit or stock ownership plan or a shelf registration filed under Rule 415(a)(1)(viii) promulgated under the Securities
Act) and the registration form to be used may be used for the registration of Registrable Stock, then the Company will give prompt written notice to the Investor of its intention to effect such a registration (the "Piggyback Registration"). Subject to subparagraphs 3B and 3C below, the Company will include in such registration all shares of Registrable Stock which the Investor requests the Company to include in such registration by written notice given to the Company within fifteen (15) days after the date of sending of the Company's notice, subject to the terms and provisions of this Section 3.

                  3B. PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, any Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

                  3C. PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Registrable Stock requested to be included in such registration pro rata among the holders of such Registrable Stock on the basis of the number of the Registrable Stock owned by each such holder; and (ii) second, securities other than Registrable Stock.

              4. REGISTRATION PROCEDURES. Whenever the Investor has requested that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will, as expeditiously as possible (subject to the terms hereof):

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto in connection with a Demand Registration or S-3 Registration, as the case may be, the Company will furnish to the counsel selected by the Investor copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the reasonable time necessary to permit the Investor to complete the distribution described in such registration statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

                  (iii) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Stock owned by the Investor;

                  (iv) use its best efforts to register or qualify such Registrable Stock under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Stock owned by the Investor, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

                  (v) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investor, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) use its best efforts to cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                  (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                  (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Investor reasonably requests in order to expedite or facilitate the disposition of such Registrable Stock;

                  (ix) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                 (xii) furnish to the Investor a copy, or upon request, a signed counterpart, addressed to the Investor (and the underwriters, if any) of
(a) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of closing under the underwriting agreement), and (b) a "comfort" letter, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the underwriter may reasonably request.

         5.      REGISTRATION EXPENSES.

                 5A.   DEFINITION. The term "Registration Expenses" means all
expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions, which shall be paid by the selling stockholders out of the proceeds of the offering) and other Persons retained by the Company.

                 5B.   PAYMENT. The Company shall pay the Registration Expenses
in connection with one (1) Demand Registration, or two (2) S-3 Registrations, and any and all Piggyback Registrations. In connection with each Demand Registration, the S-3 Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Stock covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Investor.

         6.       INDEMNIFICATION.

                  6A. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, the Investor, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's or an underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder or underwriter with a sufficient number of copies of the same, provided that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor unless otherwise provided in the underwriting agreement.

                  6B. INDEMNIFICATION BY HOLDERS. In connection with any registration statement in which the Investor is participating, the Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor and stated to be specifically for use therein, provided that (i) the obligation to indemnify will be limited to the net amount of proceeds received by the Investor from the sale of Registrable Stock pursuant to such registration statement and (ii) the obligations of the Investor hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

                  6C. NOTICE; DEFENSE OF CLAIMS. Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and such indemnifying party will, upon request of the indemnified party, assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who assumes the defense of a claim will not be obligated to pay the fees and expenses of separate counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnified party may retain its own counsel (which counsel will be reasonably satisfactory to the indemnifying party) and the fees and expenses of such counsel will be paid by the indemnifying party.

                  6D. CONTRIBUTION. If the indemnification provided for in this
Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be limited to the amount by which the net amount of proceeds received by the Investor from the sale of Registrable Stock exceeds the amount of losses, liabilities, damages, and expenses which the Investor has otherwise been required to pay by reason of such statements or omissions.

                  6E. SURVIVAL. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

           7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that the Investor shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Investor as are required by the underwriters.

           8.     MISCELLANEOUS.

                  8A. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Stock in this Agreement.

                  8B.     ADJUSTMENTS AFFECTING REGISTRABLE STOCK.  The Company
will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the Investor to include the Registrable Stock in a registration undertaken pursuant to this Agreement.

               8C. NOTICES. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and, sent or delivered in one of the manners expressly contemplated in this Section 8C. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

                  (a)  If to the Company:

                  Eltrax Systems, Inc.
                  400 Galleria Parkway, Suite 300
                  Atlanta, Georgia 30339
                  Attention:  Chief Executive Officer
                  Telecopier No.:  (678) 589-3570

                  with a required copy to:

                  Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                  Suite 2400
                  Detroit, Michigan  48226
                  Attention:  William E. Sider, Esq.
                  Telecopier No.:  (313) 961-8358

             (b)  If to the Investor:

                  Cereus Technology Partners, Inc.
                  1000 Abernathy Road
                  Suite 1000
                  Atlanta, Georgia 30328
                  Attention:  Chief Executive Officer
                  Telecopier No.:  (770) 668-9095

             with a required copy to:

                    Rogers & Hardin LLP
                    229 Peachtree Street, N.E.
                    2700 International Tower
                    Atlanta, Georgia  30303
                    Attn:  Steven E. Fox, Esq.
                    Telecopier No.:  (404) 525-2224

                  Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

                  8D. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  8E. AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no waiver, amendment, modification, termination or cancellation of this Agreement, or of any of the terms or conditions hereof, shall be effective unless made in writing signed by the Company and the Investor.

                  8F. SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of the Investor hereunder, may be assigned by the Investor to any Person to which shares of Registrable Stock are transferred by the Investor, and such transferee shall be deemed the "Investor" and a holder of the Registrable Stock for purposes of this Agreement, provided that such transferee provides written notice of such assignment to the Company.

                  8G. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8H. ENTIRE AGREEMENT. This Agreement, the Loan Documents and the Merger Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8I. HEADINGS. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

                  8J. GOVERNING LAW. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

                  8K.   FURTHER ASSURANCES. Each party to this Agreement hereby
covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                  8L.   COUNTERPARTS. This Agreement may be executed in one or
more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Copies (whether photostatic, facsimile or otherwise) of signatures hereto shall be deemed to be originals and may be relied on to the same extent as the originals.

                  8M.   LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. If at any
time or from time to time after the date of this Agreement, the Company shall enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms and conditions of which are more favorable than the registration rights granted to the Investor, then the parties hereto agree that the terms and conditions of this Agreement shall be immediately amended, without any further or additional action or notice by the parties hereto, so as to give the Investor registration rights on terms and conditions no less favorable than the terms and conditions of the registration rights granted to such holder or prospective holder. The parties hereto further agree that no single amendment pursuant to this Section 8M will preclude further or additional amendments upon further or additional grants of registration rights by the Company.

                  8N.   RULE 144 REPORTING. With a view to making available the
benefits of certain rules and regulations of the Securities and Exchange Commission that may permit sale of the Registrable Stock to the public without registration, the Company agrees to use its reasonable efforts to:

                  (i) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (ii) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time after it has become subject to such reporting requirements.

                  (iii) So long as a holder owns any Registrable Stock, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder of Registrable Stock may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder of Registrable Stock to sell any such securities without registration.

         IN WITNESS WHEREOF, this Amended and Restated Registration Rights Agreement has been executed and delivered by the duly authorized officers of the parties hereto as of June

23, 2000.

                              COMPANY:

                              ELTRAX SYSTEMS, INC.


                              By:

                                  Its:



                              INVESTOR:

                              CEREUS TECHNOLOGY PARTNERS, INC.


                              By:

                                                   Its:

                                                                       EXHIBIT C


                   FIRST AMENDMENT TO SUBORDINATION AGREEMENT

         This FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this "Amendment") is made and entered into this 23rd day of June, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Junior Creditor"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent")for each of the lenders (the "Senior Creditors") now or hereafter parties to the Credit Agreement (as defined below).

                                    RECITALS:

         Agent, Senior Creditors, Eltrax and the other borrowers from time to time party thereto (such other borrowers and Eltrax, jointly and severally the "Borrowers") are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as at any time amended, the "Credit Agreement") pursuant to which Senior Creditors may from time to time make loans to Borrowers secured by all or substantially all of Borrowers' assets.

         In order to induce Lenders to continue to provide such loans and other financial accommodations to Eltrax and the other Borrowers, Junior Creditor and Eltrax entered into a Subordination Agreement dated June 14, 2000 with Agent for its benefit and the benefit of the other Senior Creditors (as at any time amended, the "Subordination Agreement").

         The parties desire to amend the Subordination Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Subordination Agreement.

2. AMENDMENT TO SUBORDINATION AGREEMENT. The Subordination Agreement is hereby amended by deleting the second recital paragraph and inserting the following in lieu thereof:

                  Eltrax has entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000 with Junior Creditor, as amended by Amendment No. 1 thereto dated as of June 23, 2000 (as at any time further amended, the "Subordinated Loan Agreement"). Pursuant to the Subordinated Loan Agreement, Eltrax may borrow up to $5,000,000 from Junior Creditor, as evidenced by that certain Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note in the original principal amount of $5,000,000 dated June 23, 2000 executed by Eltrax in favor of Junior Creditor (as at any time amended, the "Subordinated Note"). Pursuant to the Subordinated Loan Agreement, Eltrax has granted to Junior Creditor a security interest and lien upon all or substantially all of Eltrax's assets as security for the payment of the Subordinated Note.

3. ACKNOWLEDGMENTS AND STIPULATIONS. Junior Creditor and Eltrax acknowledges and stipulates that the Subordination Agreement is a legal, valid and binding obligation of each of them that is enforceable against each of them in accordance with the terms thereof.

4. REFERENCE TO SUBORDINATION AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Subordination Agreement, as amended by this Amendment.

5. BREACH OF AMENDMENT. This Amendment shall be part of the Subordination Agreement and a breach of any of any representation, warranty or covenant herein shall constitute a breach of the Subordination Agreement.

6. EXPENSES OF AGENT. Eltrax agrees to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel.

7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Subordination Agreement, which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Subordination Agreement as herein modified shall continue in full force and effect.

10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

11. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

12. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                        ELTRAX SYSTEMS, INC.
Attest:                                 ("Eltrax")


                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------

    [CORPORATE SEAL]


                                        CEREUS TECHNOLOGY PARTNERS, INC.
                                        ("Junior Creditor")


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                                     [CORPORATE SEAL]

Accepted and agreed to:

                                        PNC BANK, NATIONAL ASSOCIATION, as Agent
                                        ("Agent")

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Acknowledged and agreed to this ____
day of June, 2000

ATTEST:                                 ELTRAX TECHNOLOGY SERVICES
                                        GROUP, INC.


                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------
    [CORPORATE SEAL]


ATTEST:                                 ELTRAX ASP GROUP, LLC



                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------
    [CORPORATE SEAL]


ATTEST:                                 SQUIRREL SYSTEMS, INC.



                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------
         [CORPORATE SEAL]


ATTEST:                                 SENERCOMM, INC.


                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------

         [CORPORATE SEAL]


ATTEST:                                 ELTRAX CUSTOMER CARE GROUP, INC.



                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------

         [CORPORATE SEAL]

ATTEST:                                 ELTRAX INTERNATIONAL, INC.



                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------
         [CORPORATE SEAL]


ATTEST:                                 ELTRAX HOSPITALITY GROUP, INC.


                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------

    [CORPORATE SEAL]


ATTEST:                                 SOLEMN ACQUISITION CORPORATION



                                        By:
---------------------------                ------------------------------------
               , Secretary                 Name:
---------------                                 -------------------------------
                                           Title:
                                                 ------------------------------
    [CORPORATE SEAL]

                                                                      EXHIBIT D


                                WARRANT AGREEMENT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION THEREIN, MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF UNLESS (I) REGISTERED UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND IN FULL COMPLIANCE WITH THE APPLICABLE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (II) PURSUANT TO RULE 144 UNDER SUCH ACT OR (III) UNLESS ELTRAX SYSTEMS, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES, REASONABLY SATISFACTORY TO ELTRAX SYSTEMS, INC., STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER MANNER OF TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAW.

                              ELTRAX SYSTEMS, INC.

                            Warrant for the Purchase
                            of Shares of Common Stock

________________________, 20___                            ____________ Shares


                  FOR VALUE RECEIVED, ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Company"), hereby certifies that CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time or from time to time during the Exercise Period (as hereinafter defined) the number of fully paid and nonassessable shares of Borrower Common Stock, as defined in the Loan Agreement (as hereinafter defined), as determined pursuant to Section 9.1 of the Loan Agreement and set forth above, at the applicable Exercise Price (as hereinafter defined).

                  All capitalized terms used herein shall have the meanings ascribed to such terms in that certain Bridge Loan and Security Agreement by and between the Company (as Borrower thereunder) and Holder (as Lender thereunder) dated as of June 14, 2000, as amended by Amendment No. 1 thereto dated as of June 23, 2000, as the same may be further amended (the

"Loan Agreement"), except to the extent that such capitalized terms are otherwise defined or limited herein.

                  The number and character of shares of Borrower Common Stock or other securities to be received upon exercise of this Warrant are subject to adjustment in accordance with the provisions of Sections 6 and 7 hereof.

                  For purposes of this Warrant, "Warrant Shares" means the shares of the Borrower Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time. Unless the context requires otherwise, all references to the Borrower Common Stock and Warrant Shares in this Warrant shall, in the event of an adjustment pursuant to Sections 6 and 7 hereof, be deemed to refer also to any securities or property then issuable upon exercise of this Warrant as a result of such adjustment.

                  Section 1. Exercise of Warrant. This Warrant may be exercised, as a whole or in part, at any time or from time to time during the Exercise Period or, if such day is not a Business Day, then on the next succeeding Business Day, by presentation and surrender hereof to the Company at the address set forth in Section 15 hereof (or at such other address as the Company may hereafter notify the Holder in writing), with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the aggregate applicable Exercise Price in lawful money of the United States of America in the form of a certified or cashier's check to the order of Eltrax Systems, Inc. or by wire transfer of same day funds, for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant of like form evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with the aggregate applicable Exercise Price (as hereinafter defined) for the number of Warrant Shares specified in such Purchase Form, at such office, the Company shall issue and deliver to the Holder, in the name of the Holder, a certificate or certificates for the Warrant Shares. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of such Warrant Shares as of the date of the surrender of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering a part of the Warrant having an aggregate Spread equal to the aggregate Exercise Price of the portion of the Warrant being exercised. With respect to the Warrant, "Spread" means the Current Market Value (as hereinafter defined) of the Warrant Shares issuable upon exercise of such portion of the Warrant less the Exercise Price of such part of the Warrant, in each case as adjusted as provided herein.

                  Section 2.  Exercise Period and Exercise Price.

                          (a)      This Warrant shall be  exercisable  during
the period (the "Exercise Period") beginning on the date of execution of this Warrant (the "Initial Exercise Date") and ending at 5:00 p.m. (Atlanta, Georgia time) on a date three (3) years after the Initial Exercise

Date (the "Termination Date").

                          (b)      "Exercise Price" means $.01 per share of the
Borrower Common Stock, subject to adjustment as herein provided.

                  Section 3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of the Borrower Common Stock or other shares of capital stock of the Company or other property from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

                  Section 4. Exchange, Transfer, Assignment or Loss of Warrant.


                          (a)      This Warrant is  exchangeable,  without
expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denomination, entitling the Holder thereof to purchase in the aggregate the same number of Warrant Shares and otherwise carrying the same rights as this Warrant.

                          (b)      This Warrant may be divided or combined by
the Holder with other warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or for which it may be exchanged.

                          (c)      Upon receipt by the Company of evidence
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

                  Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

                  Section 6. Antidilution Provisions and Other Adjustments. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment from time to time as follows:

                          (a)      Stock  Dividends;  Stock Splits;  Reverse
Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to the Borrower Common Stock in shares of its capital stock, (ii) subdivide its outstanding Borrower Common Stock,
(iii) combine its outstanding Borrower Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Borrower Common Stock (including any such reclassification in connection with a merger (other than the transactions contemplated by the Merger Agreement), consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Borrower Common Stock issuable upon exercise of this Warrant immediately prior to the record date for each such dividend or distribution or the effective date of each such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled after the completion of each such event to receive the kind and number of shares of Borrower Common Stock or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of each such event, had this Warrant been exercised immediately prior to the happening of each such event or any record date with respect thereto. Each adjustment made pursuant to this Section 6(a) shall become effective immediately after the effective date of the applicable event retroactive to the record date, if any, for such event.

                          (b)      Distributions of Debt, Assets,  Subscription
Rights or Convertible Securities. In case the Company shall fix a record date for the making of a distribution to all holders of shares of the Borrower Common Stock of evidences of indebtedness of the Company, assets (other than cash dividends payable out of retained earnings or securities (excluding those referred to in Section 6(a)) (any such evidences of indebtedness, assets, or securities being referred to in this Section 6(b) as the "assets or securities"), then in each case the Holder, upon the exercise of this Warrant, shall be entitled to receive in addition to the shares of Borrower Common Stock issuable upon exercise of this Warrant, (i) the assets or securities to which the Holder would have been entitled as a holder of Borrower Common Stock if the Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any interest or distributions on the assets or securities distributed from the distribution date to the date of exercise. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an eligible institution (as hereinafter defined) with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or (B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this clause (B), the provisions of this Section 6(b) shall no longer apply to such event. Such election shall be made by the Company by giving written notice thereof to the Holder.

                          For  purposes  of this  Section  6(b),  the term
"eligible institution" shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority.

                          (c)      De Minimis  Adjustments.  Except as
provided in Section 6(d) with reference to adjustments required by such Section 6(d), no adjustment in the number of shares of Borrower Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Borrower
Common Stock issuable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 6(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                          (d)      Adjustments.  In case the Company after
the date hereof shall take any action affecting the Warrant Shares, other than any action described in Sections 6(a) or 6(b) or in Section 7 hereof, which the Company's board of directors, acting in the good faith exercise of their reasonable judgment, determines would have a material adverse effect on the rights of the Holder, then the Exercise Price, the number of Warrant Shares and/or the character of the securities receivable upon exercise of this Warrant may be adjusted in such manner, if any, and at such time, by action of the directors, acting in the good faith exercise of their reasonable judgment, subject to obtaining all necessary approvals to such adjustment, including, without limitation, any necessary approvals of any stock exchange or over-the-counter market on which securities of the Company are then listed or quoted.

                          (e)      Notice of  Adjustment.  Whenever the number
of shares of Borrower Common Stock or other stock or property issuable upon the exercise of this Warrant is adjusted, as herein provided, the Company shall promptly notify the Holder of such adjustment or adjustments.

                          (f)      Adjustments  to Exercise  Price.  The
aggregate exercise price payable upon exercise of this Warrant shall not increase or decrease upon any adjustment (pursuant to this Section 6) to the number of Warrant Shares issuable upon exercise of this Warrant. Accordingly, the per share Exercise Price of the Warrant Shares will be adjusted to reflect any such adjustment to the number of Warrant Shares issuable as required not to increase or decrease the aggregate exercise price payable upon exercise of this Warrant.

                  Section 7. Reclassification. Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of the Borrower Common Stock (other than a subdivision or combination of the outstanding Borrower Common Stock, a change in the par value of the Borrower Common Stock or a transaction subject to
Section 6 hereof) or in the event of any consolidation or merger of the Company with or into another corporation (other than the transactions contemplated by the Merger Agreement, a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock of the class issuable upon exercise of this Warrant or a transaction subject to
Section 6 hereof) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, in each case as a result of which the holders of Borrower Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Borrower Common Stock, then the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that such other corporation shall assume all of the obligations of the Company hereunder and the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by a holder of the number of shares of Borrower Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale, lease or conveyance. Any such provision shall include provision for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 7 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Borrower Common Stock and to successive changes, consolidations, mergers, sales, leases, transfers or conveyances of the nature and type described in the first sentence hereof. In the event that in connection with any such capital reorganization, reclassification, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Borrower Common Stock shall be issued in exchange, conversion, substitution or payment, as a whole or in part, for, or of, a security of the Company other than Borrower Common Stock, any such issue shall be treated as an issue of Borrower Common Stock covered by the provisions of
Section 6(a).

                  Section 8. Transfer to Comply with the Securities Act. Neither this Warrant, nor any of the Warrant Shares, nor any interest therein, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, as a whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this initial Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such exercise is registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 or registered or qualified under the securities or Blue Sky laws of any state. Neither these securities nor any interest or participation therein may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of unless (i) registered under an effective registration statement under the Securities Act of 1933 and in full compliance with the applicable rules and regulations thereunder and applicable state securities or Blue Sky laws, (ii) pursuant to Rule 144 of such Act or (iii) unless Eltrax Systems, Inc. receives an opinion of counsel for the holder of this certificate, reasonably satisfactory to Eltrax Systems, Inc., stating that such sale, assignment, pledge, hypothecation, encumbrance or other manner of transfer or disposition is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities or Blue Sky law."

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after registration of such Warrant Shares under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 8 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. Warrant Shares sold pursuant to a Registration Statement under the Securities Act pursuant to Section 12 thereof or sold by the holder thereof in compliance with Rule 144 under the Securities Act shall thereafter cease to be deemed to be "Warrant Shares" for all purposes of this Warrant.

                  Section 9. Listing on Securities Exchanges. On or before the Initial Exercise

Date, the Company shall list on each national securities exchange on which any Borrower Common Stock may at such time be listed (if required by such exchange), subject to official notice of issuance upon the exercise of this Warrant, all shares of Borrower Common Stock from time to time issuable upon exercise of this Warrant and the Company shall maintain, so long as any other shares of the Borrower Common Stock shall be so listed, all shares of Borrower Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company's expense.

                  Section 10. Availability of, information. The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act to the extent it is required to do so under the Exchange Act, and shall likewise comply with all other applicable public information reporting requirements of the Securities and Exchange Commission (including those required to make available the benefits of Rule 144 under the Securities Act) to which it may from time to time be subject. The Company shall also cooperate with the holder of this Warrant and the holder of any Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144 or any successor rule under the Securities Act for the sale of this Warrant or the Warrant Shares. The provisions of this Section 10 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise until such time as the Warrant Shares have been sold by the Holder or are eligible for sale under Rule 144(k). The Company shall also provide to holders of this Warrant the same information that it provides to holders of the Borrower Common Stock.

                  Section 11. Registration Rights. The Company and the Holder agree that the shares of Borrower Common Stock and other securities (as the case may be) underlying this Warrant shall be subject to the terms and conditions of that certain Amended and Restated Registration Rights Agreement between the Company and the Holder dated as of June 23, 2000.

                  Section 12. Successors and Assigns. All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

                  Section 13. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 14. Amendments. This Warrant may not be amended except by the written consent of the Company and the Holder.

                  Section 15. Notices. All notices, requests and other communications required or permitted under this Agreement (collectively, "notices") shall be in writing and sent or delivered in one of the manners expressly contemplated in this Section 15. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

                    (a)  If to the Company:

                    Eltrax Systems, Inc.
                    400 Galleria Parkway, Suite 300
                    Atlanta, Georgia 30339
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (678) 589-3570

                    with a required copy to:

                    Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                    Suite 2400
                    Detroit, Michigan  48226
                    Attention:  William E. Sider, Esq.
                    Telecopier No.:  (313) 961-8358

                    (b)  If to the Holder:

                    Cereus Technology Partners, Inc.
                    1000 Abernathy Road
                    Suite 1000
                    Atlanta, Georgia 30328
                    Attention:  Chief Executive Officer
                    Telecopier No.:  (770) 668-9095

                    with a required copy to:

                    Rogers & Hardin LLP
                    229 Peachtree Street, N.E.
                    2700 International Tower
                    Atlanta, Georgia  30303
                    Attn:  Steven E. Fox, Esq.
                    Telecopier No.:  (404) 525-2224

                   Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

                  Section 16. Governing Law. This Warrant shall be governed by the internal laws of the State of Georgia, without regard to the conflict of law provisions thereof.

                             [Signatures Next Page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed and delivered by its duly authorized officer as
of                         , 20   .


                               ELTRAX SYSTEMS, INC.

                               By:
                                  --------------------------------------------
                                  Title:

                          Acknowledgment and Agreement

         By signing below, the Holder of this Warrant does hereby acknowledge receipt hereof and does hereby agree to be bound by the terms and conditions hereof.

                               CEREUS TECHNOLOGY PARTNERS, INC.

                               By:
                                  --------------------------------------------
                                  Title:

                                  PURCHASE FORM

To:  Eltrax Systems, Inc.

                  The undersigned irrevocably exercises the Warrant for the purchase of _________________ shares (subject to adjustment) of the common stock, par value $.01 per share, of Eltrax Systems, Inc., for the Warrant and herewith makes payment of $____________________ (the "Exercise Price") through the following method:

[ ] such payment of the Exercise Price being in cash or by certified or official bank check payable to the order of Eltrax Systems, Inc.;

     [ ] such payment of the Exercise Price being made by wire transfer of same day funds to Eltrax Systems, Inc. to the account specified in [place account is specified];

                       or

     [ ] such payment of the Exercise Price made by surrendering of such additional part of the Warrant having an aggregate Spread (as such term is defined in the Warrant) equal to the aggregate Exercise Price;

all at the Exercise Price and on the terms and conditions specified in the within the Warrant therein referred to, surrenders the Warrant and all right, title and interest therein to Eltrax Systems, Inc. and directs (subject to Section 9 of the Warrant) that the shares of Borrower Common Stock deliverable upon the exercise of such Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                  The undersigned hereby certifies to Eltrax Systems, Inc. that it is, at the time of exercise of the Warrant, an "accredited investor" as defined in Rule 501(a) of the Securities Act of 1933, as amended.


Date:  _______________________, 20___


                               (Signature of Owner)2


                               (Street Address)


                               (City)              (State)      (Zip Code)


_____________________

2   The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Securities and/or check to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:



Any unexercised part of the Warrant evidenced by the within Warrant to be issued to:



Please insert social security or identifying number:



Name:



Street Address:



City, State and Zip Code:



                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrant hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any part of the Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant, with respect to the number of shares of Borrower Common Stock set forth below:



---------------------------------------------------------------------------------------------------------------
Name of Assignee               Address of Assignee                    Social Security or    Number of Shares
                                                                      Other Identifying    of Borrower Common
                                                                          Number of              Stock
                                                                           Assignee           Assigned to
                                                                                                Assignee
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint
                                as the undersigned's attorney to make such
transfer on the books of                            (Eltrax Systems, Inc. or
other such party) maintained for that purpose, with full power of substitution in the premises.

Date:                            , 20


                                (Signature of Owner)3


                                (Street Address)


                                (City)                 (State)      (Zip Code)






------------------
 3   The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.